SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Oct-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On October 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Oct-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Oct-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      October 15, 2002

DISTRIBUTION SUMMARY


Class   Face Value		Beg		Prin		  Rate		Int
A-1     235258000.00      155809617.91  15570040.04     2.24313%       281542.66
A-2     543742000.00      502743138.89   6053747.16     2.20313%       892240.17
A-IO    233000000.00      233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00       66500000.00         0.00     2.92313%       156590.45
M-2      54625000.00       54625000.00         0.00     3.47313%       152829.78
B        49875000.00       49875000.00         0.00     4.47313%       179717.32
P             100.00            100.00         0.00                    411722.07
X               0.00       14250001.75         0.00     3.85702%      2712133.86
R               0.00              0.00         0.00     0.00000%            0.00
BIO      31500000.00       31500000.00         0.00     6.00000%       157500.00
Total   950000000.00      829552756.80  21623787.20                   6048859.64

Class		Loss		Int Shortfall	End
A-1           N/A       0.00 		140239577.87
A-2           N/A       0.00 		496689391.73
A-IO          N/A       0.00 		233000000.00
M-1          0.00       0.00  	 66500000.00
M-2          0.00       0.00  	 54625000.00
B            0.00       0.00  	 49875000.00
P            0.00                  		100.00
X            0.00       0.00  	 14250001.75
R            0.00                    	  0.00
BIO          0.00       0.00  	 31500000.00

AMOUNTS PER $1,000 UNIT

Class   Cusip			Prin		Int		Loss		  End
A-1   04541GCD2           66.18282923   1.19674000   0.00000000    596.10970879
A-2   04541GCE0           11.13349191   1.64092560   0.00000000    913.46519439
A-IO  04541GCF7            0.00000000   5.41666665   0.00000000   1000.00000000
M-1   04541GCG5            0.00000000   2.35474361   0.00000000   1000.00000000
M-2   04541GCH3            0.00000000   2.79779918   0.00000000   1000.00000000
B     04541GCJ9            0.00000000   3.60335479   0.00000000   1000.00000000
P     04541GCL4            0.00000000 4117220.7000   0.00000000   1000.00000000
X     04541GCK6            0.00000000   0.00000000   0.00000000      0.00000000
R     04541GCM2            0.00000000   0.00000000   0.00000000      0.00000000
BIO   04541GCN0            0.00000000   5.00000000   0.00000000   1000.00000000

Prin Distrib:
Begin Bal                                     843,802,858.55
     Sched Prin                                   576,387.98
     Prep                                      20,747,451.78
    Curt                                          191,600.16
     Net Liq Proceeds                             102,117.45
     Loan Purchase Prices                               0.00
     Tot Prin Remit                            21,617,557.37
     Pre-Funding Amt Distrib as Prin                    0.00
     Tot Prin Distrib                          21,617,557.37
     Net Real Losses                                6,229.83

End Bal                                       822,179,071.60
End Overcoll Amt                               14,250,001.75

Num of Liq Loans                                        1.00

Int Distribs:
Sched Int-Curr Per-Net of Serv Fee              5,979,779.07
Capitalized Int Acct W/D                                0.00
Less Relief Act Int Shortfall                           0.00
                                                5,979,779.07


Servicing Fee                                     351,584.50

Advances                                 Not Provided By Servicer

Agg P&I  Advances                        Not Provided By Servicer

Mortg Loans Outstanding         Count                 6017
                                 Balance      822,179,071.60

Bal of Subsequent loans                                 0.00

Remaining Amt in Pre Funding Acct                       0.00

WAM									   342
WAC								     9.00404%


Delinq Info		   Fairbanks              Long Beach
           Count          Balance       Count        Balance
30-59 	155 	23,422,777.81           50    3,563,576.90
60-89        21    3,175,171.71           11      720,857.43
90+          11	   942,132.30           11      622,947.04
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank           242    36,436,730.47
Long Beach          18     1,862,570.40

Bankruptcies
            Count          Balance
Fairbank           43         5,833,770


Long Beach         29         2,010,250

REOs
            Count          Balance
Fairbank             7        1,000,321
Long Beach           5          246,164

Int Shortfall
 							       		Relief Act
        		Total          Losses         PPIS	      Int Shortfall
A-1              0.00              0.00         0.00         0.00
A-2              0.00              0.00         0.00         0.00
A-IO             0.00              0.00         0.00         0.00
M-1              0.00              0.00         0.00         0.00
M-2              0.00              0.00         0.00         0.00
B                0.00              0.00         0.00         0.00
X                0.00              0.00         0.00         0.00
BIO              0.00              0.00         0.00         0.00

Amt of Prep Prem                                   411,722.07

Real Losses incurred during the related Prep Per     6,229.83

Bankruptcy Losses                                        0.00

Cum Net Real Losses since Startup Day               49,449.06

Agg Amt of Prep Int Shortfalls                           0.00

Agg Amt of Relief Act Int Shortfalls                     0.00

Req Overcoll Amt                                14,250,002.00

Credit Enhancement %			               22.531588%

Overcoll Inc Amt                                         0.00

Overcoll Reduction Amt                                   0.00

Pmt from Yield Maint Agreement                           0.00

Amt on Deposit in Pre-Funding acct                       0.00

Net Monthly Excess Cash Flow                     2,712,133.86

Extra Ordinary Trust Fund Expenses                       0.00

Trigger Event Occurrence                                   NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA